Assets Held for Sale and Discontinued Operation	12 Months Ended
Dec. 31, 2020
Assets Held For Sale And Discontinued Operation [Abstract]
Assets Held for Sale and Discontinued Operation
18.	ASSETS HELD FOR SALE AND DISCONTINUED OPERATION

In Q4 2019, the Company’s Board made a strategic decision to wind-up the organoclay business in an orderly fashion, including divesting of its assets. The organoclay business is non-core to the Company’s portfolio of lithium projects.

Organoclay property, plant and equipment is classified as assets held for sale as at December 31, 2020 and is recognized at the lower of its carrying value and fair value less cost to sell. Refer to Note 19 for the details of the sale of the organoclay property, plant and equipment subsequent to year end.

The results from operations for the organoclay business have, together with restated comparatives, been presented as discontinued operations within the Consolidated Statements of Comprehensive Income/(Loss) and the Consolidated Statements of Cash Flows.

	Years ended December 31,
	2020	2019
	$	$
ORGANOCLAY SALES	670	5,348
COST OF SALES
Production costs	(1,277)	(5,867)
Depreciation	(33)	(427)
Total cost of sales	(1,310)	(6,294)
GROSS LOSS	(640)	(946)

EXPENSES
Organoclay research and development	-	(281)
Impairment of Organoclay property, plant and equipment and write-off of other assets	-	(393)
Assets write off	(11)	-
General, administrative, and other	(443)	(573)
	(454)	(1,247)

Other Income	81	-

NET LOSS FROM DISCONTINUED OPERATIONS	(1,013)	(2,193)

Loss per share - basic	(0.01)	(0.02)
Loss per share - diluted	(0.01)	(0.02)

Net cash outflow from discontinued operations	(473)	(673)

Cash outflow from discontinued operations is included in cash flow from operating activities in the statements of cash flows. Discontinued operations have not generated or used cash in investing or financing activities.